VIRTUS WATER FUND
SCHEDULE OF INVESTMENTS (Unaudited)
June 30, 2022
($ reported in thousands)
	Shares	Value
Common Stocks—97.9%
Australia—1.7%
Reliance Worldwide Corp. Ltd.	4,471,513	$ 12,469
Austria—0.7%
Wienerberger AG	240,560	5,163
Canada—4.7%
Algonquin Power & Utilities Corp.	799,491	10,745
Stantec, Inc.	549,080	24,054
		34,799

France—3.5%
Veolia Environnement S.A.	1,081,834	26,404
Ireland—3.0%
STERIS plc	47,029	9,695
Trane Technologies plc	96,217	12,496
		22,191

Italy—0.7%
Hera SpA	1,769,552	5,118
Japan—2.2%
Kubota Corp.	1,118,000	16,702
Netherlands—1.3%
Arcadis N.V.	294,822	9,918
Sweden—3.9%
Alfa Laval AB	1,216,702	29,330
Switzerland—9.8%
Bucher Industries AG Registered Shares	27,544	9,579
Geberit AG Registered Shares	57,832	27,794
Georg Fischer AG Registered Shares	478,900	23,557
Sika AG Registered Shares	53,881	12,417
		73,347

	Shares	Value

United Kingdom—10.8%
CNH Industrial N.V.	993,858	$ 11,478
Halma plc	794,151	19,421
Pennon Group plc	1,425,238	16,525
Severn Trent plc	1,006,962	33,329
		80,753

United States—55.6%
AGCO Corp.	144,077	14,220
Agilent Technologies, Inc.	89,492	10,629
American Water Works Co., Inc.	332,431	49,456
Badger Meter, Inc.	179,586	14,527
Danaher Corp.	115,046	29,167
Deere & Co.	67,863	20,323
Ecolab, Inc.	77,537	11,922
Evoqua Water Technologies Corp.(1)	422,790	13,745
Fortune Brands Home & Security, Inc.	172,264	10,315
Franklin Electric Co., Inc.	327,882	24,021
IDEX Corp.	154,124	27,994
Itron, Inc.(1)	249,102	12,313
Lindsay Corp.	111,475	14,806
Mueller Water Products, Inc. Class A	596,113	6,992
PerkinElmer, Inc.	114,921	16,344
Tetra Tech, Inc.	183,715	25,086
Thermo Fisher Scientific, Inc.	56,395	30,638
Trimble, Inc.(1)	278,938	16,243
Valmont Industries, Inc.	77,676	17,448
Waste Management, Inc.	96,284	14,730
Xylem, Inc.	430,637	33,667
		414,586

Total Common Stocks (Identified Cost $616,430)		730,780

Total Long-Term Investments—97.9% (Identified Cost $616,430)		730,780

	Shares	Value

Short-Term Investment—1.5%
Money Market Mutual Fund—1.5%
BlackRock Liquidity FedFund - Institutional Shares (seven-day effective yield 1.316%)(2)	11,368,655	$ 11,369
Total Short-Term Investment (Identified Cost $11,369)		11,369

TOTAL INVESTMENTS—99.4% (Identified Cost $627,799)		$742,149
Other assets and liabilities, net—0.6%		4,255
NET ASSETS—100.0%		$746,404

Footnote Legend:
(1)	Non-income producing.
(2)	Shares of this fund are publicly offered, and its prospectus and annual report are publicly available.

Country Weightings†
United States	58%
United Kingdom	11
Switzerland	10
Canada	5
Sweden	4
France	3
Ireland	3
Other	6
Total	100%
† % of total investments as of June 30, 2022.
The following table summarizes the value of the Fund’s investments as of June 30, 2022, based on the inputs used to value them (See Security Valuation Note 1 in the Notes to Schedule of Investments):
	Total Value at June 30, 2022	Level 1 Quoted Prices
Assets:
Equity Securities:
Common Stocks	$730,780	$730,780
Money Market Mutual Fund	11,369	11,369
Total Investments	$742,149	$742,149
There were no securities valued using  significant observable inputs (Level 2) or significant unobservable inputs (Level 3) at June 30, 2022.
There were no transfers into or out of Level 3 related to securities held at June 30, 2022.
See Notes to Schedule of Investments

VIRTUS Water Fund
NOTES TO SCHEDULE OF INVESTMENTS (Unaudited)
June 30, 2022
Note 1. Security Valuation
The Fund utilizes a fair value hierarchy which prioritizes the inputs to valuation techniques used to measure fair value into three broad levels. The Fund’s policy is to recognize transfers into or out of Level 3 at the end of the reporting period.
    Level 1 – quoted prices in active markets for identical securities (security types generally include listed equities).
    Level 2 – prices determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
    Level 3 – prices determined using significant unobservable inputs (including the Valuation Committee’s own assumptions in determining the fair value of investments).
A description of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis is as follows:
Equity securities are valued at the official closing price (typically last sale) on the exchange on which the securities are primarily traded or, if no closing price is available, at the last bid price and are categorized as Level 1 in the hierarchy. Illiquid, restricted equity securities and illiquid private placements are internally fair valued by the Valuation Committee, and are generally categorized as Level 3 in the hierarchy.
Certain non-U.S. securities may be fair valued in cases where closing prices are not readily available or are deemed not reflective of readily available market prices. For example, significant events (such as movement in the U.S. securities market, or other regional and local developments) may occur between the time that non-U.S. markets close (where the security is principally traded) and the time that the Fund calculates its net asset value (“NAV”) at the close of regular trading on the New York Stock Exchange (“NYSE”) (generally 4 p.m. Eastern time) that may impact the value of securities traded in these non-U.S. markets. In such cases, the Fund fair values non-U.S. securities using an independent pricing service which considers the correlation of the trading patterns of the non-U.S. security to the intraday trading in the U.S. markets for investments such as American Depositary Receipts, financial futures, exchange-traded funds (“ETFs”), and certain indexes, as well as prices for similar securities. Such fair valuations are categorized as Level 2 in the hierarchy. Because the frequency of significant events is not predictable, fair valuation of certain non-U.S. common stocks may occur on a frequent basis.
 Listed derivatives, such as options, that are actively traded are valued at the last posted settlement price from the exchange where they are principally traded and are categorized as Level 1 in the hierarchy. Over-the-counter derivative contracts, which include forward currency contracts and equity-linked instruments, do not require material subjectivity as pricing inputs are observed from actively quoted markets and are categorized as Level 2 in the hierarchy.
Investments in open-end mutual funds are valued at NAV. Investments in closed-end funds and ETFs are valued as of the close of regular trading on the NYSE each business day. Each is categorized as Level 1 in the hierarchy.
A summary of the inputs used to value the Fund’s net assets by each major security type is disclosed at the end of the Schedule of Investments for the Fund. The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
Note 2. Subsequent Events
Management has evaluated the impact of all subsequent events on the Fund through the date the schedule of investments will be available for issuance, and has determined that the following subsequent events require recognition or disclosure in this Schedule of Investments:
Effective July 25, 2022, Duff & Phelps Investment Management Co., an affiliate of Virtus Investment Advisers, Inc., replaced AllianzGI U.S. as subadviser of the Virtus Water Fund. Effective July 25, 2022, the Virtus Water Fund was renamed the Virtus Duff & Phelps Water Fund.
For additional information about significant accounting policies, refer to the Fund’s most recent semi or annual report.
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